UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 1, 2006

                            REINHOLD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

 DELAWARE                                0-18434                 13-2596288
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(State or other jurisdiction        (Commission File Number)  (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California            90670
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          (Address of Principal Executive Offices)                   (Zip Code)

                                 (562) 944-3281
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
  230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))



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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

         On February 2, 2006, the Registrant announced that Nasdaq approved the Registrant's application to list its Class A common stock on the Nasdaq Capital Market. The Registrant's listing will be transferred from the Nasdaq National Market to the Capital Market at the opening of business on Friday, February 3, 2006.

         On February 2, 2006, the Registrant issued a press release announcing the transfer of its listing to the Capital Market. The Registrant has filed a copy of the press release as an exhibit to this Current Report on Form 8-K, and incorporates it herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable
         (b)      Not applicable
         (c)      Not applicable
         (d)      Exhibits


         99       Press Release dated February 2, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            REINHOLD INDUSTRIES, INC.


Date:  February 2, 2006     By:   /s/ Brett Meinsen
                            ------------------------
                            Name:  Brett Meinsen
                            Title:    Treasurer